UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 2 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan

On July 9, 2024, the stockholders of Movano Inc. (the “Company”) approved Amendment No. 2 (“Amendment No. 2”) to the Company’s Amended and Restated 2019 Omnibus Incentive Plan (the “2019 Plan”).  A description of the terms and conditions of the 2019 Plan, as amended by Amendment No. 2, is set forth in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders of the Company (the “2024 Annual Meeting”) as filed with the Securities and Exchange Commission on May 28, 2024 (the “2024 Proxy Statement”) under the heading “Proposal 4 – Approval of Amendment No. 2 to Amended and Restated 2019 Omnibus Incentive Plan”, which such description is incorporated by reference herein.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2024, the Company filed a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 150,000,000 to 500,000,000 shares, as further described in the 2024 Proxy Statement and as approved at the 2024 Annual Meeting, with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective on upon filing with the Secretary of State.

The foregoing description of the Certificate Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2024, the Company held its 2024 Annual Meeting. The certified results of each of the matters voted upon at the 2024 Annual Meeting, which are more fully described in the 2024 Proxy Statement, follow.

The Company’s stockholders elected the nominee to the Company’s Board of Directors to serve for a three-year term as a Class III director, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Brian Cullinan	28,986,938	3,111,761	16,306,537

The Company’s stockholders approved the Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 500,000,000 shares, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
22,159,295	9,469,483	469,921	16,306,537

The Company’s stockholders approved the Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s Board of Directors (the “Board”) on or prior to the one-year anniversary of the date of the 2024 Annual Meeting, a reverse stock split of the Company’s common stock at a stock split ratio between 1-for-2 and 1-for-30, with the ultimate ratio to be determined by the Board in its sole discretion, the implementation and timing of which shall be subject to the discretion of the Board, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
24,474,488	7,139,164	485,047	16,306,537

The Company’s stockholders approved Amendment No. 2 to the 2019 Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
23,707,077	7,914,081	477,541	16,306,537

The Company’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2024, with votes cast as follows:

For	Against	Abstain
46,972,166	653,382	779,688

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Company
10.1	Amendment No. 2 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: July 10, 2024	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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